UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

 (Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California		91361
(Address of principal executive offices)		(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Master Repurchase Agreement with Deutsche Bank AG, Cayman Islands Branch

On December 31, 2018, PennyMac Financial Services, Inc. (the “Company”), through its wholly-owned subsidiary, PennyMac Loan Services, LLC (“PLS”), executed an amendment (the “Amendment”) to that certain Master Repurchase Agreement, dated as of August 21, 2017, by and among Deutsche Bank AG, Cayman Islands Branch (“Deutsche Bank”) and PLS (the “Repurchase Agreement”), pursuant to which PLS may sell to Deutsche Bank, and later repurchase, newly originated mortgage loans. Pursuant to the terms of the Amendment, the maximum aggregate principal amount provided for thereunder, which had previously been temporarily increased from $750 million to $950 million, is now $950 million through the expiration date.

The Repurchase Agreement is set to expire on August 21, 2019, unless terminated earlier in accordance with its terms. The obligations of PLS under the Repurchase Agreement are fully guaranteed by Private National Mortgage Acceptance Company, LLC (“PNMAC”), which is the parent company of PLS and a wholly-owned subsidiary of the Company.    All other terms and conditions of the Repurchase Agreement and the related guaranty remain the same in all material respects.    The Company, through PLS, is required to pay Deutsche Bank certain administrative costs and expenses in connection with the structuring of the Amendment.

The foregoing descriptions of the Amendment, the Repurchase Agreement and the related guaranty by PNMAC do not purport to be complete and are qualified in their entirety by reference to (i)  the full text of such agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.1; (ii) the descriptions of the Repurchase Agreement and the related guaranty in the Current Report on Form 8-K as filed by PNMAC Holdings, Inc. (formerly known as PennyMac Financial Services, Inc.) on August 24, 2017 with the Securities and Exchange Commission (the “SEC”); (iii) the full text of the Repurchase Agreement and the related guaranty attached thereto as Exhibits 10.1 and 10.2, respectively; and (iv) any amendments to the Repurchase Agreement filed thereafter with the SEC.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amendment No. 3 to Master Repurchase Agreement, dated as of December 31, 2018, by and between Deutsche Bank AG, Cayman Islands Branch and PennyMac Loan Services, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: January 4, 2019	/s/ Andrew S. Chang
Andrew S. Chang
Senior Managing Director and Chief Financial Officer